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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  APRIL 25, 2002

                             SHERWOOD BRANDS, INC.
            (Exact name of registrant as specified in its charter)

                                NORTH CAROLINA
                (State or other jurisdiction of incorporation)

                001-14091                           56-1349259
        (Commission File Number)       (I.R.S. Employer Identification No.)



           1803 RESEARCH BLVD. SUITE 201
           ROCKVILLE, MARYLAND                                20850
         (Address of principal executive offices)          (Zip Code)

                                (301) 309-6161
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

       This current report on Form 8-K is filed by Sherwood Brands, Inc., a North Carolina corporation, on May 8, 2002 in connection with the merger of its wholly owned subsidiary Sherwood Acquisition Corp., a Wyoming corporation, with and into Asher Candy Acquisition Corporation, a Wyoming corporation with operations located in New Hyde Park, New York. Asher Candy Acquisition Corporation is a manufacturer of candy canes and other hard candies under the "Asher" name. The surviving corporation of the merger is Asher Candy Acquisition Corporation, which has changed its name to Asher Candy, Inc. It is the current intention of Asher Candy, Inc. to continue its operations in its existing facilities. Sherwood Brands issued an aggregate of approximately 270,000 shares of its common stock to the shareholders of Asher Candy Acquisition Corporation in consideration for the transaction, subject to escrows for indemnification and adjustments based on a final audit, as well as warrants exercisable for Sherwood Brands common stock having a value of $250,000. The foregoing description is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is filed as Exhibit 2.1 to this current report on Form 8-K.

       Attached as Exhibit 99.1 and incorporated by reference herein is a press release made by Sherwood Brands, Inc. on May 2, 2002.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Financial Statements of Business Acquired.

           Financial statements of the business acquired will be filed with the Securities and Exchange Commission no later than July 9, 2002.

       (b) Pro Forma Financial Information.

           Pro forma financial information will be filed with the Securities and Exchange Commission no later than July 9, 2002.

       (c) Exhibits.

           2.1 Agreement and Plan of Merger by and among Sherwood Brands, Inc., a North Carolina corporation, Sherwood Acquisition Corp., a Wyoming corporation, Asher Candy Acquisition Corporation, a Wyoming corporation and the shareholders of Asher Candy Acquisition Corporation, dated April 25, 2002.

           99.1  Press Release dated May 2, 2002.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Sherwood Brands, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SHERWOOD BRANDS, INC.

Date:  May 8, 2002         By:  /s/ Uziel Frydman
                                 -----------------------------------------
                                   Uziel Frydman, President and Chief Executive
                                   Officer
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                               INDEX TO EXHIBITS



          Exhibit Number             Description of Exhibit
          --------------             ----------------------

                2.1 Agreement and Plan of Merger by and among Sherwood Brands, Inc., a North Carolina corporation, Sherwood Acquisition Corp., a Wyoming corporation, Asher Candy Acquisition Corporation, a Wyoming corporation and the shareholders of Asher Candy Acquisition Corporation, dated April 25, 2002.

                99.1                 Press Release dated May 2, 2002